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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

June 9, 2003
Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-23644 (Commission file number)	95-2848406 (I.R.S. Employer Identification No.)

380 Madison Avenue
New York, New York 10017
Address of principal executive offices)

(212) 588-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events

        On June 9, 2003, Investment Technology Group, Inc. issued a press release announcing trading statistics for the month ended May 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.
(Registrant)

Date: June 9, 2003	By:	/s/ HOWARD C. NAPHTALI Howard C. Naphtali Chief Financial Officer and Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release by Investment Technology Group, Inc., dated as of June 9, 2003

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SIGNATURE
EXHIBIT INDEX